UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 2, 2007

______________

Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

______________

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On February 2, 2007 Cord Blood America, Inc. (CBAI) entered into a consulting agreement with an unaffiliated party, Shaub Williams, LLC.  This agreement allows for Shaub Williams to provide legal consultation and services to CBAI in exchange for 1,000,000 registered securities of CBAI’s common stock, traded on the OTCBB.  The exhibit is attached hereto as exhibit 10.97.

On February 2, 2007 Cord Blood America, Inc. (CBAI) amended its agreement with Strategic Working Capital, signed August 2, 2006, and filed August 8, 2006 (Exhibits 10.67-10.69).  This amendment issued 880,000 restricted common shares to Strategic Working Capital for a 3 month extension  on the promissory note signed August 2, 2006. (Exhibit 10.68, filed August 2, 2006.

On February 14, 2007, Cord Blood America, Inc. (the “Company”) entered into a Securities Purchase Agreement with Shelter Island Opportunity Fund, LLP (the “Subscriber”). Pursuant to the Securities Purchase Agreement, the Company (i) issued to Subscriber a SECURED ORIGINAL ISSUE DISCOUNT DEBENTURE bearing interest at the rate of 11.25% (or Prime +3%) with an aggregate principal amount of $2,300,000 and (ii) delivered 1,000,000 unregistered shares of its Common Stock (the “Shares”) to Subscriber. The Securities Purchase Agreement is due 30 months from the date of issuance. The Securities Purchase Agreement also is subject to acceleration upon an event of default, as defined in the note. Pursuant to the Securities Purchase Agreement, Subscriber was granted registration rights for the Shares in the event that the Company proposes to register any other shares of its common stock. The Securities Purchase Agreement, SECURED ORIGINAL ISSUE DISCOUNT DEBENTURE, along with the Registration Rights agreement, Put Option agreement, Warrant Agreement,  Stock Pledge Agreement, Security Agreement, Personal Guaranty, Control Account Agreement, Blocked Account Agreement, Collateral Monitoring Agreement, and Pledge Agreement by Matthew Schissler are attached hereto as exhibits and incorporated by reference (Ex. 10.97-10.110 attached hereto).

On February 14, 2007, Cord Blood America, Inc. (the “Company”) entered into an Advisory Fee Agreement, Registration Rights Agreement, Put Option Agreement,  and Warrant Agreement Ascendiant Securities, LLP (the “Subscriber”). Pursuant to the Securities Purchase Agreement signed with the Shelter Island Opportunity Fund referenced, Ascendiant receives a 3.75% advisory fee for their services.  In addition, they are entitled to the same benefits as Shelter Island Opportunity fund for Registrations Rights, Put Option and Warrant agreements. These agreements are attached hereto as exhibits and incorporated by reference. (Exhibits 10.111-10.114 attached hereto)

ITEM 2.01  Termination of Material Definitive Agreement.

On February 12, 2007 Cord Blood America, Inc. (CBAI) terminated its agreement with Gecko Media, Inc.  dated,  May 10, 2006, exhibit 10.62.    The termination requires the Company to pay Gecko Media $20,000 in cash upon closing of $100,000 in equity funding, and issue 300,000 registered securities to the principals of Gecko Media.   The exhibit is attached hereto as exhibit 10.98.

Item 8.01.  Other Events

On February 12, 2007, Cord Blood America Inc. publicly disseminated a press release announcing the celebration of the 10 year anniversary with Independence Blue Cross. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.36 hereto.

On February 20, 2007, Cord Blood America Inc. publicly disseminated a press release announcing the closing of a Securities Purchase Agreement with Shelter Island Opportunity Fund on February 14, 2007. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.37 hereto.

ITEM 9.01  Financial Statements and Exhibits

10.97	Consulting Agreement with Shaub Williams
10.98	Termination agreement with Gecko Media
10.99	Securities Purchase Agreement
10.100	Secured Original Issue Discount Debenture
10.101	Registration Rights Agreement
10.102	Put Option agreement
10.103	Warrant Agreement
10.104	Stock Pledge Agreement
10.105	Security Agreement
10.106	Personal Guaranty
10.107	Control Account Agreement
10.108	Blocked Account Agreement
10.109	Collateral Monitoring Agreement
10.110	Pledge Agreement by Matthew
10.111	Advisory Fee Agreement
10.112	Registration Rights – Ascendiant
10.113	Put Option Agreement – Ascendiant
10.114	Warrant Agreement – Ascendiant
99.36	Press Release
99.37	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: February 20, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer